UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2012

THE NATIONAL BANK OF INDIANAPOLIS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Indiana	000-21671	35-1887991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

107 North Pennsylvania Street, Suite 700

Indianapolis, Indiana 46204

(Address of Principal Executive Offices, including Zip Code)

(317) 261-9000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.	Results of Operations and Financial Condition.

On May 7, 2012, The National Bank of Indianapolis Corporation issued a letter to its shareholders setting forth earnings for the first quarter 2012 and a financial summary. The full text of the letter is set forth in Exhibit 99.1 hereto.

The information in this report, including the exhibit attached hereto, is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a)–(c)	Not applicable.

(d)	Exhibits.

99.1     Letter to Shareholders, dated May 7, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2012

THE NATIONAL BANK OF INDIANAPOLIS CORPORATION

By:	/s/ Debra L. Ross
Debra L. Ross
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter to Shareholders, dated May 7, 2012